UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2017 (December 4, 2017)

Broadcom Limited

Broadcom Cayman L.P.

(Exact name of registrant as specified in its charter)

Singapore Cayman Islands	001-37690 333-205938-01	98-1254807 98-1254815
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Broadcom Limited 1 Yishun Avenue 7 Singapore 768923 Broadcom Cayman L.P. c/o Broadcom Limited 1 Yishun Avenue 7 Singapore 768923		N/A
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (65) 6755-7888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition.

On December 6, 2017, Broadcom Limited (“Broadcom” or the “Company”) issued a press release announcing its unaudited financial results for the fourth quarter and fiscal year ended October 29, 2017. The Company will host an investor conference call on December 6, 2017 at 2:00 p.m. Pacific Time to discuss these results.

The foregoing description is qualified in its entirety by reference to the press release dated December 6, 2017, a copy of which is attached hereto as Exhibit 99.1.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On December 4, 2017, the Board of Directors of the Company (the “Board”) appointed Gayla J. Delly as an independent director of the Company, and a member of each of the Board’s Audit Committee and Nominating and Corporate Governance Committee.

Ms. Delly served as Chief Executive Officer of Benchmark Electronics Inc., a company that provides contract manufacturing, design, engineering, test and distribution services to manufacturers of computers, medical devices, telecommunications equipment and industrial control and test instruments, from January 2012 to September 2016. At Benchmark Electronics Inc., she previously served as President from 2006 to December 2011, Executive Vice President and Chief Financial Officer from 2001 to 2006, and as Corporate Controller and Treasurer from 1995 to 2001. Ms. Delly is a certified public accountant and was a senior audit manager at KPMG before joining Benchmark. Ms. Delly serves as an independent director of Flowserve Corporation, a public company listed on the New York Stock Exchange, and serves as chair of Flowserve’s audit committee and a member of its corporate governance and nominating committee. Ms. Delly’s qualifications to serve on the Board include her leadership experience in senior executive and financial management positions, her international manufacturing experience, her education and experience as an accounting professional, and her experience serving as a director of other public companies.

Ms. Delly will participate in the non-employee director compensation arrangements generally applicable to all of the Company’s non-employee directors. Under the terms of those arrangements, as currently in effect, Ms. Delly received an initial restricted share unit award with a value of $66,558 on December 4, 2017, her first date of service as a director, which will vest in full on the earlier of (i) the first anniversary of the grant date and (ii) the date on which the annual general meeting of Company shareholders immediately following the grant date is held, subject to Ms. Delly’s continuing service on the vesting date. The number of shares subject to this award was determined by dividing the value of the award by the average of the Company’s per share closing market prices, as quoted on the Nasdaq Global Select Market, over the 30 calendar days immediately preceding December 4, 2017. In addition, Ms. Delly will be entitled to receive the annual cash and equity compensation payable to other independent, non-employee directors of the Company. The cash and equity compensation currently payable to our non-employee directors is as set forth in the Company’s proxy statement filed with the Securities and Exchange Commission on February 17, 2017.

(e) On December 5, 2017, the Board approved the Company’s Fiscal Year 2018 Annual Performance Bonus Plan for Executive Employees (the “Plan”), which is the Company’s performance-based annual cash incentive bonus plan for its executive management employees for its fiscal year ending November 4, 2018. The terms of the Plan are substantially the same as the Fiscal Year 2017 Annual Performance Bonus Plan for Executive Employees, adopted in respect of the Company’s fiscal year ended October 29, 2017, other than with regard to the applicable annual performance metrics.

Item 8.01.	Other Events.

On December 6, 2017, the Company announced that its Board has declared an interim cash dividend on the Company’s ordinary shares of $1.75 per share. A corresponding distribution will also be paid by Broadcom Cayman L.P. (the “Partnership”), of which the Company is the General Partner, to holders of the Partnership’s restricted exchangeable partnership units (“REUs”) in the amount of $1.75 per REU. The dividend and the distribution are both payable on December 29, 2017 to shareholders or unitholders of record, as applicable, at the close of business (5:00 p.m.), Eastern Time, on December 19, 2017.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release, dated December 6, 2017, entitled “Broadcom Limited Announces Fourth Quarter and Fiscal Year 2017 Financial Results.”

The information contained in Items 2.02 of this report, including Exhibit 99.1, shall not be incorporated by reference into any filing of the registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Cautionary Note Regarding Forward-Looking Statements

This announcement contains forward-looking statements (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended) concerning Broadcom. These statements include, but are not limited to, statements that address our expected future business and financial performance and statements about (i) the proposed transaction involving Broadcom and Qualcomm Incorporated, or Qualcomm, and the expected benefits of the proposed transaction; (ii) the expected benefits of acquisitions, (iii) our plans, objectives and intentions with respect to future operations and products, (iv) our competitive position and opportunities, (v) the impact of acquisitions on the market for our products, and (vi) other statements identified by words such as “will”, “expect”, “believe”, “anticipate”, “estimate”, “should”, “intend”, “plan”, “potential”, “predict” “project”, “aim”, and similar words, phrases or expressions. These forward-looking statements are based on current expectations and beliefs of the management of Broadcom, as well as assumptions made by, and information currently available to, such management, current market trends and market conditions and involve risks and uncertainties, many of which are outside the Company’s and management’s control, and which may cause actual results to differ materially from those contained in forward-looking statements. Accordingly, you should not place undue reliance on such statements.

Particular uncertainties that could materially affect future results include risks associated with our proposal to acquire Qualcomm, including: (i) uncertainty regarding the ultimate outcome or terms of any possible transaction between Broadcom and Qualcomm, including as to whether Qualcomm will cooperate with us regarding the proposed transaction; (ii) the effects of the announcement of the proposed transaction on the ability of Broadcom and Qualcomm to retain customers, to retain and hire key personnel and to maintain favorable relationships with suppliers or customers; (iii) the timing of the proposed transaction; (iv) the ability to obtain regulatory approvals and satisfy other closing conditions to the completion of the proposed transaction (including shareholders approvals); and (v) other risks related to the completion of the proposed transaction and actions related thereto; loss of our significant customers and fluctuations in the timing and volume of significant customer demand; our dependence on contract manufacturers and outsourced supply chain; our dependency on a limited number of suppliers; any acquisitions we may make, such as delays, challenges and expenses associated with receiving governmental and regulatory approvals and satisfying other closing conditions, and with integrating acquired companies with our existing businesses and our ability to achieve the benefits, growth prospects and synergies expected from such acquisitions, including our acquisition of Brocade; our ability to accurately estimate customers’ demand and adjust our manufacturing and supply chain accordingly; our significant indebtedness, including the need to generate sufficient cash flows to service and repay such debt; increased dependence on a small number of markets and the rate of growth in these markets; dependence on and risks associated with distributors of our products; dependence on senior management; quarterly and annual fluctuations in operating results; global economic conditions and concerns; our proposed redomiciliation of our ultimate parent company to the United States; our competitive performance and ability to continue achieving design wins with our customers, as well as the timing of those design wins; prolonged disruptions of our or our contract manufacturers’ manufacturing facilities or other significant operations; our ability to improve our manufacturing efficiency and quality; our dependence on outsourced service providers for certain key business services and their ability to execute to our requirements; our ability to maintain or improve gross margin; our effective tax rate, legislation that may impact our effective tax rate and our ability to maintain tax concessions in certain jurisdictions; our ability to protect our intellectual property and the unpredictability of any associated litigation expenses; any expenses or reputational damage associated with resolving customer product and warranty and indemnification claims; cyclicality in the semiconductor industry or in our target markets; our ability to sell to new types of customers and to keep pace with technological advances; market acceptance of the end products into which our products are designed; and other events and trends on a national, regional and global scale, including those of a political, economic, business, competitive and regulatory nature.

Our filings with the Securities and Exchange Commission (“SEC”), which you may obtain for free at the SEC’s website at http://www.sec.gov, discuss some of the important risk factors that may affect our business, results of operations and financial condition. We undertake no intent or obligation to publicly update or revise any of these forward looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 6, 2017

Broadcom Limited

By:	/s/ Thomas H. Krause, Jr.
Name:	Thomas H. Krause, Jr.
Title:	Vice President and Chief Financial Officer

Broadcom Cayman L.P., by its general partner Broadcom Limited

By:	/s/ Thomas H. Krause, Jr.
Name:	Thomas H. Krause, Jr.
Title:	Vice President and Chief Financial Officer